UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22449

American Funds Mortgage Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Courtney R. Taylor
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Mortgage FundSM

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Special feature

Welcome home

See page 4

Annual report for the period ended August 31, 2011

American Funds Mortgage Fund seeks to provide current income and preserve capital.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here is the cumulative total return on a $1,000 investment with all distributions reinvested for the period ended September 30, 2011 (the most recent calendar quarter-end):

Since fund’s inception
Class A shares	(11/1/10)

Reflecting 3.75% maximum sales charge	3.88%

The fund’s gross and net expense ratios were 0.73% and 0.66%, respectively, for Class A shares for the current fiscal year. These expense ratios are annualized based on data for a partial year.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser has reimbursed certain expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Fund results shown reflect the reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on page 21 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2011, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.47%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investments in mortgage-related securities involve additional risks, such as prepayment risk, as more fully described in the prospectus. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

We are pleased to present you with the first annual report for American Funds Mortgage Fund, one of the newest members of the American Funds family. This report covers the period November 1, 2010 — the start of the fund’s operations — through August 31, 2011, the end of the fund’s fiscal year.

For the 10 months, American Funds Mortgage Fund returned 3.40%, with all dividends reinvested. By way of comparison, the fund’s peer group, as represented by the Lipper U.S. Mortgage Funds Average, rose 3.87%. The unmanaged Barclays Capital U.S. Mortgage Backed Securities Index posted a 4.33% increase.

During the period, the fund generated dividends totaling 17 cents a share, resulting in an income return of 1.76% for investors reinvesting their income. Investors who took their income in cash received a similar return.

In spite of a very challenging market environment, we are gratified to note that in the latter six months of our first fiscal year, American Funds Mortgage Fund surpassed its benchmark and peer group, as you can see in the table below.

Market overview

During the fund’s short lifetime, the mortgage-backed securities market, along with the broader bond market, saw a great deal of volatility. This was due, in large part, to changes in the U.S. economic outlook, the European debt crisis, and investor sentiment toward equities and other asset classes.

[Begin Sidebar]
Results at a glance
For periods ended August 31, 2011, with all distributions reinvested

	Cumulative total returns
			Lifetime
	3 months	6 months	(since 11/1/10)

American Funds Mortgage Fund
(Class A shares)	2.59%	5.36%	3.40%

Barclays Capital U.S. Mortgage Backed
Securities Index*	2.28	4.81	4.33

Lipper U.S. Mortgage Funds Average	1.91	4.33	3.87

Lipper GNMA Funds Average	2.33	4.96	4.57

*The index is unmanaged and therefore has no expenses.
[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

4	Welcome home

American Funds Mortgage Fund invests in the secondary mortgage market, largely backed by the U.S. government and an important source of capital for lenders and homeowners alike.

Contents

1	Letter to investors

3	The value of a $10,000 investment

8	Summary investment
portfolio

11	Financial statements

27	Board of trustees and
other officers
[End Sidebar]

From inception through roughly April of this year, bonds in general sold off as economic optimism reigned. The mortgage market kept pace with this selloff, but seemed to emerge no better or worse for the wear. Starting in April, however, a string of reports pointed to softness in the overall economy, particularly with regard to the labor market. This prompted investors to move out of equities and riskier asset classes and into Treasuries and government-backed mortgage securities, driving up prices and reducing yields. (Price and yield are inversely correlated; when prices rise, yields fall and vice versa.)

At the end of the period, with volatility in the equities markets climbing to levels not seen since 2008, yields in many fixed-income asset classes fell to record lows. In spite of Standard & Poor’s historic August rating downgrade, Treasuries and other securities backed by the U.S. government remain in high demand among investors; the downgrade, to date, has had little or no effect on the mortgage market. Indeed, government securities benefited from investor aversion to risk during this time.

On September 21, the Federal Reserve announced it will reinvest principal payments on its agency securities into agency mortgage-backed securities, with the explicit goal of supporting the mortgage market. This move, designed to absorb a large share of future supply as well as to provide price support, was met with a significant rally in the mortgage market.

Inside the portfolio

American Funds Mortgage Fund is committed to purchasing only the highest quality mortgage-backed securities, the vast majority of which are backed by the U.S. government. The fund began operations in November, purchasing these high-quality instruments at a time when prices were falling. As prices continued to drop through April, the fund saw limited returns from these investments.

Yet as investor sentiment began to favor bonds and other fixed-income securities, these holdings began to show gains. The fund’s portfolio counselors and investment analysts began positioning the fund more defensively starting in March, which also proved beneficial.

Furthermore, the fund purchased a number of new mortgage-backed securities issued by Fannie Mae and Freddie Mac. Due to a drop in overall mortgage lending, supply of these instruments decreased during the period. The fund realized an increase in the value of its holdings as a result.

For more about the mortgage market and how American Funds Mortgage Fund chooses its investments, please see the feature “Welcome Home” beginning on page 4.

Looking ahead

The overall economy is in a very sluggish growth period, and the fund’s portfolio counselors expect this to continue for the short to medium term. Currently, we believe there is not enough evidence to suggest the economy will fall back into recession, but as always, we continue to monitor the current environment for any signs of change.

The housing market faces challenges as well. Current high unemployment will pressure future mortgage offerings, reducing supply and keeping prices high. The government may seek to further regulate mortgage originators as it investigates lending practices and foreclosure abuses, and this could have a material effect on the mortgage market.

The fund’s managers have relaxed their defensive posture slightly, opting for instruments that carry more yield. It should be noted, however, that the vast majority of the portfolio remains invested in only the highest quality securities. For a look at fund holdings as of August 31, 2011, see the summary investment portfolio beginning on page 8.

We would like to take this opportunity to welcome new investors to the fund. Since we last reported to you, the number of shareholders has tripled, and assets under management have increased to more than $374 million. We thank you for investing with the fund, and we look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet

John H. Smet
President

October 17, 2011

For current information about the fund, visit americanfunds.com.

The value of a $10,000 investment

How a $10,000 investment has fared (for the period November 1, 2010, to August 31, 2011, with all distributions reinvested)

Fund results shown, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

[begin mountain chart]
	The fund at net asset value	The fund at maximum offering price	Barclays Capital U.S. Mortgage Backed Securities Index2	Lipper U.S. Mortgage Funds Average3	Consumer Price Index4 (inflation)

11/1/10	$10,000	$9,625	$10,000	$10,000	$10,000
11/30/10	$9,930	$9,557	$9,979	$9,972	$10,004
12/31/10	$9,820	$9,451	$9,924	$9,904	$10,021
1/31/11	$9,814	$9,446	$9,929	$9,933	$10,069
2/28/11	$9,815	$9,446	$9,954	$9,954	$10,119
3/31/11	$9,829	$9,460	$9,982	$9,966	$10,217
4/30/11	$9,955	$9,581	$10,092	$10,084	$10,283
5/31/11	$10,079	$9,701	$10,200	$10,191	$10,332
6/30/11	$10,063	$9,685	$10,210	$10,182	$10,321
7/31/11	$10,177	$9,795	$10,304	$10,279	$10,330
8/31/11	10,340	9,952	10,433	10,387	10,358
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The index is unmanaged and therefore has no expenses.
3Results of the Lipper U.S. Mortgage Funds Average do not reflect any sales charges.
4Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Cumulative total return based on a $1,000 investment (for the period ended August 31, 2011)*

Lifetime
(since 11/1/2010)
Class A shares	–0.48%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser has reimbursed certain expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Fund results shown reflect the reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on page 21 for details.

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Welcome home

American Funds Mortgage Fund purchases mortgage-backed securities, primarily those backed by the federal government. In so doing, it helps provide liquidity to lenders who can then offer qualified buyers the opportunity to purchase homes.

For many people, achieving the American Dream includes owning a home. And for the vast majority of us, that means taking out a mortgage. Yet behind this personal transaction is a vast network of financing that, for investors, can provide low-volatility income.

American Funds Mortgage Fund invests in this secondary market, as it’s called, by purchasing mortgage-backed securities — individual mortgages bundled together and sold as a type of bond. When homeowners pay their monthly mortgages, that money generates an interest payment for investors who hold the securities.

Because the vast majority of today’s mortgage-backed securities are backed by the U.S. government, holders of mortgage-backed securities have the assurance that they will not only receive income, but their capital will also be protected if the securities are held to maturity — no matter what happens in the nation’s housing market.

“When compared to other asset classes, the high-quality mortgages held in this fund provide a relatively safe place for your money,” says Wesley Phoa, one of the fund’s three portfolio counselors. “These securities tend to hold their value far better than equities or corporate bonds. At the same time, you’re picking up more income than you would from Treasuries or a money market fund.”

An established marketplace

The secondary mortgage market was introduced with the National Housing Act of 1934. It was meant to protect lenders from the risk of default and make housing and home mortgages more affordable in the wake of the Great Depression. It has weathered numerous ups and downs, expanding over the years to include multi-family homes and to support homeownership for those of more modest means.

Today there are three main guarantors of mortgage-backed securities: Fannie Mae, Freddie Mac and Ginnie Mae. (For more on these government sponsored enterprises, or GSEs, see page 7.) All three are backed by the federal government and, more recently, Freddie and Fannie came under direct government supervision. This takeover, in the wake of the housing crisis of 2008, was a demonstration of the government’s commitment to stand behind obligations to shareholders.

“The Treasury Department has pledged to fully support the bonds issued by the GSEs,” affirms portfolio counselor Fergus MacDonald. “The system still works, and at this point I would say it’s crucial to the mortgage market. Whatever the government might do with Fannie and Freddie in the future, they have to keep in mind how important these entities are to the marketplace.”

[Begin Pull Quote]
“When compared to other asset classes, the high-quality mortgages held in this fund provide a relatively safe place for your money.”

Wesley Phoa, American Funds Mortgage Fund portfolio counselor
[End Pull Quote]

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There are other mortgage-backed securities in the marketplace as well. “Private label” securitizations are typically offered by investment banks. During the last decade, many of these securities included subprime and alt-A mortgages, causing severe problems when the housing market bubble burst in 2008. The fund does not currently own any of these securities and has no plans to directly purchase them.

“Even if they were rated very highly, I don’t think we’d buy those kinds of securities,” states Wesley. “That’s not what this fund is about. Anything we purchase is thoroughly researched to ensure we know what we’re getting and there’s adequate protection for bondholders.”

Income and stability

Today, according to Fergus, at least 95% of all mortgage-backed securities on the secondary market are issued under the auspices of GSEs that provide a U.S. government guarantee. As you can see from the summary investment portfolio beginning on page 8, more than 90% of the fund, including more than 98% of the mortgage-backed securities it owns, carry that guarantee as well.

“Right now is actually a pretty good time to be invested in the mortgage market,” Fergus relates. “There are a lot of high-quality securities to be had, and you’re not likely to find the kind of volatility you might see in other asset classes.”

One risk that mortgage-backed securities carry but Treasuries do not is prepayment risk. Homeowners may opt to pay their mortgages early, typically through refinancing, which entails closing out an old loan and taking out a new one at a lower rate. When that happens, the issuer of the mortgage-backed security can return the bond’s principal to the investor, since the underlying mortgage has been paid in full.

[Begin Sidebar]
The mortgage market in action

The secondary market plays a crucial role in the American economy. Here’s how it works:

[illustration]

[start] | | | | v	[illustration: five houses]	A qualified home buyer obtains a mortgage from a bank or broker.
| | | | | | | | | | | | | | v	Bank or broker
The bank or broker then sells the mortgage to Fannie Mae, Freddie Mac or a qualified Ginnie Mae-approved lender. The bank realizes a profit and has more capital on hand in order to make loans to other home buyers.

			<--- | | | | | | -----	<---- | | | | | | | | | | | | | | | | ------
| v	[illustration: one house]	Through Fannie, Freddie or Ginnie, the mortgages are pooled into mortgage-backed securities (MBS), each of which can include hundreds or even thousands of mortgages.
| | | | | | | | | | | | | | v	GSE				<--- | | | | | | | | | | ----
| v	[illustration: 30 houses]
These securities are then sold on the open market, backed by a guarantee from the housing agency. This allows the housing agencies to purchase more mortgages and provide additional liquidity to lenders, while offering investors guaranteed income at a higher yield than Treasuries.

[end]	MBS
[illustration: arrows pointing away from MBS]

[End Sidebar]

The investor is of course free to use that money as he or she sees fit. But if the investor wants to continue generating income in the mortgage market, he or she would have to buy a new security — and might end up with one that generates less yield.

“Thankfully right now we’re not seeing the kind of prepayment risk you might expect with rates this low,” Wesley adds. “In cases where you typically might find that one in two mortgages get paid off early, today it’s closer to one in four. The housing market is still pretty soft, and the banks have tightened their financing criteria.”

In-depth research

As with our other funds, American Funds Mortgage Fund benefits from intensive research. The fund’s investment analysts not only look at macroeconomic trends, such as the health of the housing market or banking sector, but also the underlying mortgages in each security.

“Each security is different. A security with mortgages from Iowa could be very different from one with mortgages from California,” Fergus explains. “We take a hard look to see whether or not the price and yield for any given security is something we’re comfortable with.”

The fund’s research also helps the portfolio counselors prepare for potential changes in the housing and mortgage markets. With economic conditions still in flux and reform of GSEs a possibility, it plays a significant role in their ultimate investment choices.

“There will certainly be changes in the months and years to come. That’s part of investing. And we’re prepared to meet those challenges,” Wesley concludes. “Whatever the mix of assets in your individual portfolio, we want this fund to be one that won’t keep you up at night.” ■

[Begin Sidebar]
Fannie who?

The vast majority of the fund’s holdings are issued or backed by the following three housing agencies.

Fannie Mae

The Federal National Mortgage Association (FNMA) was founded in 1938 to provide funding to mortgage lenders through the secondary market, primarily in the form of mortgage-backed securities. As a federally chartered corporation, Fannie Mae had the implicit support of the U.S. government, but after the 2008 market crisis it received explicit support from the U.S. Treasury Department when the company was placed under the conservatorship of the Federal Housing Finance Agency (FHFA).

Freddie Mac

The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 to expand the secondary mortgage market and provide further liquidity to lenders. Like Fannie Mae, it is a private enterprise, created to give the former competition in the open market. For all intents and purposes its business is the same. It too started with implicit government support and was placed under the conservatorship of the FHFA in 2008.

Ginnie Mae

The Government National Mortgage Association (GNMA) was split off from Fannie Mae in 1968 and is fully owned by the U.S. government. Thus its mortgage-backed securities have an explicit guarantee of repayment by the government, like U.S. Treasuries. It was specifically charged with expanding home ownership to lower-income populations. It does not actually purchase mortgages, nor does it sell mortgage-backed securities, but instead guarantees mortgage-backed securities issued by government approved mortgage lenders.
[End Sidebar]

Summary investment portfolio August 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	Percent of net assets
Mortgage-backed obligations	88.0%
U.S. Treasury bonds & notes	1.6
Federal agency bonds & notes	1.5
Municipals	0.2
Short-term securities & other assets less liabilities	8.7
[end pie chart]

Quality ratings*	Percent of net assets

Federal agencies	78.5
U.S. government obligations†	10.8%
AAA	1.7
AA	0.3
Short-term securities & other assets less liabilities	8.7

*Bond ratings which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 91.29%	(000)	(000)	assets

Mortgage-backed obligations - 88.04%
Federal agency mortgage-backed obligations (1) - 86.31%
Fannie Mae:
3.50% 2025	$3,779	$3,947
3.50% 2025	3,601	3,761
4.00% 2025	5,685	6,005
3.50% 2026	5,529	5,776
3.50% 2026	3,397	3,548
3.50% 2026	3,333	3,482
4.00% 2026	6,700	7,076
4.50% 2026	8,004	8,553
6.00% 2038	12,805	14,200
6.00% 2038	7,849	8,699
6.00% 2038	5,225	5,787
6.00% 2038	3,913	4,337
4.50% 2040	3,613	3,825
4.50% 2040	3,613	3,825
5.00% 2040	18,335	19,801
4.00% 2041	2,591	2,698
4.50% 2041	10,965	11,608
4.50% 2041	9,325	9,872
4.50% 2041	8,239	8,723
4.50% 2041	7,360	7,803
4.50% 2041	3,717	3,935
4.50% 2041	3,169	3,355
4.50% 2041	3,108	3,290
4.50% 2041	3,098	3,287
4.50% 2041	2,881	3,050
4.50% 2041	2,572	2,727
4.50% 2041	2,486	2,632
5.50% 2041	23,400	25,572
6.00% 2041	11,000	12,176
3.00%-6.00% 2017-2041 (2)	37,165	39,308	64.79
Freddie Mac:
5.50% 2038	11,745	12,834
5.50% 2039	4,005	4,385
3.255% 2041 (2)	4,755	4,971
3.50% 2041	3,469	3,489
2.084%-6.00% 2017-2041 (2)	18,880	20,249	12.26
Government National Mortgage Assn.:
5.00% 2038	4,399	4,866
3.50% 2040	4,018	4,115
3.50% 2041	4,902	5,020
3.50% 2041	4,705	4,819
3.50% 2041	2,532	2,593
3.50%-4.50% 2039-2041	11,779	12,332	9.01
Other securities		917	.25
		323,248	86.31

Other mortgage-backed securities - 1.73%
Other securities		6,474	1.73

Total mortgage-backed obligations		329,722	88.04

U.S. Treasury bonds & notes - 1.54%
U.S. Treasury:
4.25% 2040	300	335
4.75% 2041	4,500	5,455	1.54
		5,790	1.54

Federal agency bonds & notes - 1.54%
Fannie Mae 1.00% 2013	3,050	3,089	.83
Freddie Mac 1.75% 2015	2,575	2,665	.71
		5,754	1.54

Municipals - 0.17%
Other securities		650	.17

Total bonds & notes (cost: $333,016,000)		341,916	91.29

	Principal		Percent
	amount	Value	of net
Short-term securities - 15.14%	(000)	(000)	assets

CAFCO, LLC 0.15%-0.18% due 9/19-10/14/2011	4,950	4,950
Ciesco LLC 0.18% due 9/14/2011	4,300	4,300	2.47
Jupiter Securitization Co., LLC 0.14% due 9/9/2011 (3)	9,000	9,000	2.40
General Electric Co. 0.04% due 9/1/2011	7,200	7,200	1.92
Hewlett-Packard Co. 0.17% due 11/28/2011 (3)	7,000	6,995	1.87
Coca-Cola Co. 0.11%-0.22% due 9/2-11/7/2011 (3)	6,700	6,699	1.79
Straight-A Funding LLC 0.16% due 10/5/2011 (3)	5,400	5,398	1.44
Wal-Mart Stores, Inc. 0.08% due 9/19/2011 (3)	2,800	2,800	.75
John Deere Credit Ltd. 0.12% due 9/28/2011 (3)	2,700	2,700	.72
Freddie Mac 0.20% due 12/14/2011	2,600	2,599	.70
Other securities		4,044	1.08

Total short-term securities (cost: $56,686,000)		56,685	15.14

Total investment securities (cost: $389,702,000)		398,601	106.43
Other assets less liabilities		(24,073)	(6.43)

Net assets		$374,528	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $40,910,000, which represented 10.92% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $389,702)			$398,601
Cash			143
Receivables for:
Sales of investments	$111,373
Sales of fund's shares	486
Interest	1,161		113,020
			511,764
Liabilities:
Payables for:
Purchases of investments	135,816
Repurchases of fund's shares	1,114
Dividends on fund's shares	99
Investment advisory services	97
Services provided by related parties	71
Trustees' deferred compensation	-	(*)
Other	39		137,236
Net assets at August 31, 2011			$374,528

Net assets consist of:
Capital paid in on shares of beneficial interest			$362,248
Distributions in excess of net investment income			-	(*)
Undistributed net realized gain			3,381
Net unrealized appreciation			8,899
Net assets at August 31, 2011			$374,528

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (36,872 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$87,631	8,627	$10.16
Class B	773	76	10.16
Class C	14,706	1,448	10.16
Class F-1	3,020	297	10.16
Class F-2	1,741	171	10.16
Class 529-A	1,320	130	10.16
Class 529-B	146	14	10.16
Class 529-C	581	57	10.16
Class 529-E	125	12	10.16
Class 529-F-1	333	33	10.16
Class R-1	3,371	332	10.16
Class R-2	913	90	10.16
Class R-3	885	87	10.16
Class R-4	665	66	10.16
Class R-5	2,220	219	10.16
Class R-6	256,098	25,213	10.16

(*) Amount less than one thousand.

See Notes to Financial Statements

Statement of operations
for the period November 1, 2010(1) to August 31, 2011	(dollars in thousands)

Investment income:
Income:
Interest			$6,629

Fees and expenses(2):
Investment advisory services	$715
Distribution services	150
Transfer agent services	32
Administrative services	98
Reports to shareholders	7
Registration statement and prospectus	227
Trustees' compensation	-	(3)
Auditing and legal	49
Custodian	1
Other	24
Total fees and expenses before reimbursement	1,303
Less reimbursement of fees and expenses	210
Total fees and expenses after reimbursement			1,093
Net investment income			5,536

Net realized gain and unrealized appreciation
on investments:
Net realized gain on investments			4,064
Net unrealized appreciation on investments			8,899
Net realized gain and unrealized appreciation
on investments			12,963
Net increase in net assets resulting
from operations			$18,499

(1) Commencement of operations.
(2) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(3) Amount less than one thousand.

See Notes to Financial Statements

Statement of changes in net assets
for the period November 1, 2010(*) to August 31, 2011	(dollars in thousands)

Operations:
Net investment income			$5,536
Net realized gain on investments			4,064
Net unrealized appreciation on investments			8,899
Net increase in net assets resulting from operations			18,499

Dividends paid or accrued to shareholders from net investment income			(6,156)

Net capital share transactions			362,185

Total increase in net assets			374,528

Net assets:
Beginning of period			-
End of period (including distributions in excess of
net investment income of less than one thousand)			$374,528

(*) Commencement of operations.

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Funds Mortgage Fund (the "fund") was organized on July 16, 2010, as a Delaware statutory trust. On October 25, 2010, the fund obtained its initial capitalization of $100,000 from the sale of 10,000 Class A shares of beneficial interest to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced on November 1, 2010, upon the initial purchase of investment securities. The fund’s fiscal year ends on August 31. The fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income and preserve capital.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2011, all of the fund’s investment securities were classified as Level 2.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the period ended August 31, 2011 (dollars in thousands):

	Beginning value at 11/1/2010	Transfers into Level 3(1)	Sales	Unrealized depreciation(2)		Transfers out of Level 3(1)	Ending value at 8/31/2011
Investment securities	$-	$133	$(7)	$-	(3)	$(126)	$-

(1) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(2) Net unrealized depreciation is included in the related amounts on investments in the statement of operations.
(3) Amount less than one thousand.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The fund may also invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Investing in future delivery contracts — Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2010, the year the fund commenced operations.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the period ended August 31, 2011, the fund reclassified $620,000 from undistributed net realized gain to distributions in excess of net investment income and $63,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$3,487
Gross unrealized appreciation on investment securities	9,085
Gross unrealized depreciation on investment securities	(193)
Net unrealized appreciation on investment securities	8,892
Cost of investment securities	389,709

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	For the period November 1, 2010* to August 31, 2011
Class A	$1,063
Class B	4
Class C	60
Class F-1	34
Class F-2	21
Class 529-A	13
Class 529-B	-	†
Class 529-C	4
Class 529-E	2
Class 529-F-1	2
Class R-1	10
Class R-2	9
Class R-3	11
Class R-4	10
Class R-5	22
Class R-6	4,891
Total	$6,156

*Commencement of operations.
†Amount less than one thousand.

6.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the period ended August 31, 2011, the investment advisory services fee was $715,000, which was equivalent to an annualized rate of 0.317% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its start-up period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the period ending August 31, 2011, the total fees and expenses reimbursed by CRMC were $210,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the period ended August 31, 2011, were as follows (dollars in thousands):

					Administrative services
Share class	Distribution services		Transfer agent services		CRMC administrative services		Transfer agent services		Commonwealth of Virginia administrative services
Class A	$95		$32		Not applicable		Not applicable		Not applicable
Class B	2		-	*	Not applicable		Not applicable		Not applicable
Class C	33		Included in administrative services		$4		$1		Not applicable
Class F-1	3				1		-	*	Not applicable
Class F-2	Not applicable				1		-	*	Not applicable
Class 529-A	1				1		-	*	$1
Class 529-B	-	*			-	*	-	*	-	*
Class 529-C	2				-	*	-	*	-	*
Class 529-E	-	*			-	*	-	*	-	*
Class 529-F-1	-				-	*	-	*	-	*
Class R-1	6				-	*	-	*	Not applicable
Class R-2	4				-	*	1		Not applicable
Class R-3	3				1		-	*	Not applicable
Class R-4	1				-	*	-	*	Not applicable
Class R-5	Not applicable				1		-	*	Not applicable
Class R-6	Not applicable				86		-	*	Not applicable
Total	$150		$32		$95		$2		$1

*Amount less than one thousand.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(1)		Reinvestments of dividends				Repurchases(1)				Net increase
Share class	Amount	Shares	Amount		Shares		Amount		Shares		Amount	Shares
For the period November 1, 2010(2) to August 31, 2011
Class A	$91,253	9,204	$624		63		$(6,378)		(640)		$85,499	8,627
Class B	1,072	107	4		1		(318)		(32)		758	76
Class C	15,187	1,521	55		6		(788)		(79)		14,454	1,448
Class F-1	3,235	326	21		2		(309)		(31)		2,947	297
Class F-2	1,781	179	9		1		(85)		(9)		1,705	171
Class 529-A	1,358	138	13		1		(89)		(9)		1,282	130
Class 529-B	144	14	-	(3)	-	(3)	-	(3)	-	(3)	144	14
Class 529-C	614	62	4		1		(53)		(6)		565	57
Class 529-E	145	15	2		-	(3)	(26)		(3)		121	12
Class 529-F-1	331	33	2		-	(3)	(4)		-	(3)	329	33
Class R-1	3,337	332	3		-	(3)	-		-		3,340	332
Class R-2	970	97	2		-	(3)	(73)		(7)		899	90
Class R-3	923	93	3		-	(3)	(59)		(6)		867	87
Class R-4	651	66	2		-	(3)	-		-		653	66
Class R-5	2,773	277	12		1		(607)		(59)		2,178	219
Class R-6	256,397	26,198	4,810		486		(14,763)		(1,471)		246,444	25,213
Total net increase (decrease)	$380,171	38,662	$5,566		562		$(23,552)		(2,352)		$362,185	36,872

(1)Includes exchanges between share classes of the fund.
(2)Commencement of operations.
(3)Amount less than one thousand.

8.	Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $895,835,000 and $570,783,000, respectively, during the period ended August 31, 2011.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and U.S. Securities and Exchange Commission ("SEC") registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $19,000. These expenses are not included in the accompanying financial statements.

9.	Ownership concentration

At August 31, 2011, American Funds 2020 Target Date Retirement Fund, American Funds 2015 Target Date Retirement Fund and American Funds 2010 Target Date Retirement Fund held aggregate ownership of the fund’s outstanding shares of 25%, 19% and 24%, respectively. CRMC is also the investment adviser to the American Funds Target Date Retirement Series.

Financial highlights(1)

		Income from investment operations(2)
	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements(5)	Ratio of expenses to average net assets after reimbursements(4)(5)	Ratio of net income to average net assets(4)(5)
Class A:
Period from 11/1/2010 to 8/31/2011	$10.00	$.18	$.15	$.33	$(.17)	$10.16	3.40%	$87,631	.73%	.66%	2.21%
Class B:
Period from 11/1/2010 to 8/31/2011	10.00	.13	.15	.28	(.12)	10.16	2.88	773	1.50	1.43	1.63
Class C:
Period from 11/1/2010 to 8/31/2011	10.00	.13	.15	.28	(.12)	10.16	2.84	14,706	1.54	1.50	1.58
Class F-1:
Period from 11/1/2010 to 8/31/2011	10.00	.18	.15	.33	(.17)	10.16	3.37	3,020	.78	.71	2.21
Class F-2:
Period from 11/1/2010 to 8/31/2011	10.00	.20	.15	.35	(.19)	10.16	3.57	1,741	.54	.46	2.37
Class 529-A:
Period from 11/1/2010 to 8/31/2011	10.00	.18	.15	.33	(.17)	10.16	3.36	1,320	.77	.71	2.37
Class 529-B:
Period from 11/1/2010 to 8/31/2011	10.00	.13	.15	.28	(.12)	10.16	2.79	146	1.64	1.54	1.44
Class 529-C:
Period from 11/1/2010 to 8/31/2011	10.00	.13	.15	.28	(.12)	10.16	2.78	581	1.63	1.57	1.53
Class 529-E:
Period from 11/1/2010 to 8/31/2011	10.00	.16	.15	.31	(.15)	10.16	3.13	125	1.12	1.05	2.04
Class 529-F-1:
Period from 11/1/2010 to 8/31/2011	10.00	.19	.15	.34	(.18)	10.16	3.49	333	.62	.57	2.43
Class R-1:
Period from 11/1/2010 to 8/31/2011	10.00	.13	.15	.28	(.12)	10.16	2.87	3,371	1.43	1.32	1.36
Class R-2:
Period from 11/1/2010 to 8/31/2011	10.00	.14	.15	.29	(.13)	10.16	2.95	913	1.32	1.18	1.48
Class R-3:
Period from 11/1/2010 to 8/31/2011	10.00	.16	.15	.31	(.15)	10.16	3.18	885	1.03	.92	1.76
Class R-4:
Period from 11/1/2010 to 8/31/2011	10.00	.18	.15	.33	(.17)	10.16	3.37	665	.77	.69	1.93
Class R-5:
Period from 11/1/2010 to 8/31/2011	10.00	.20	.15	.35	(.19)	10.16	3.58	2,220	.49	.44	2.40
Class R-6:
Period from 11/1/2010 to 8/31/2011	10.00	.20	.15	.35	(.19)	10.16	3.61	256,098	.51	.41	2.55

For the period 11/1/2010
to 8/31/2011
Portfolio turnover rate for all share classes	240%

(1)Based on operations from 11/1/2010, commencement of operations, through 8/31/2011, and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact of certain reimbursements from CRMC. During the period shown, CRMC reimbursed other fees and expenses.
(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American Funds Mortgage Fund (the "Fund") at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period November 1, 2010 (commencement of operations) through August 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California

October 17, 2011

Tax information
          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal period ended August 31, 2011:

U.S. government income that may be exempt from state taxation	$206,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Expense example
        unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2011, through August 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2011	Ending account value 8/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,053.56	$3.42	.66%
Class A -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class B -- actual return	1,000.00	1,049.40	7.49	1.45
Class B -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class C -- actual return	1,000.00	1,049.12	7.80	1.51
Class C -- assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class F-1 -- actual return	1,000.00	1,053.23	3.73	.72
Class F-1 -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class F-2 -- actual return	1,000.00	1,054.57	2.49	.48
Class F-2 -- assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 529-A -- actual return	1,000.00	1,053.21	3.62	.70
Class 529-A -- assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B -- actual return	1,000.00	1,048.72	8.21	1.59
Class 529-B -- assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class 529-C -- actual return	1,000.00	1,048.70	8.21	1.59
Class 529-C -- assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class 529-E -- actual return	1,000.00	1,051.42	5.53	1.07
Class 529-E -- assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class 529-F-1 -- actual return	1,000.00	1,054.07	2.95	.57
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.33	2.91	.57
Class R-1 -- actual return	1,000.00	1,049.44	7.39	1.43
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 -- actual return	1,000.00	1,050.31	6.46	1.25
Class R-2 -- assumed 5% return	1,000.00	1,018.90	6.36	1.25
Class R-3 -- actual return	1,000.00	1,051.89	5.02	.97
Class R-3 -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 -- actual return	1,000.00	1,053.34	3.62	.70
Class R-4 -- assumed 5% return	1,000.00	1,021.68	3.57	.70
Class R-5 -- actual return	1,000.00	1,054.71	2.28	.44
Class R-5 -- assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-6 -- actual return	1,000.00	1,054.86	2.18	.42
Class R-6 -- assumed 5% return	1,000.00	1,023.09	2.14	.42

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Other share class results
unaudited
Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Cumulative total returns for periods ended September 30, 2011 (the most recent calendar quarter-end):
	1 year	5 years	Life of class

Class B shares1 — first sold 11/1/10
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	—	—	–1.72%
Not reflecting CDSC	—	—	3.28

Class C shares — first sold 11/1/10
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	—	—	2.24
Not reflecting CDSC	—	—	3.24

Class F-1 shares2 — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	3.84

Class F-2 shares2 — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	4.06

Class 529-A shares3 — first sold 11/1/10
Reflecting 3.75% maximum sales charge	—	—	–0.07
Not reflecting maximum sales charge	—	—	3.83

Class 529-B shares1,3 — first sold 11/1/10
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	—	—	–1.82
Not reflecting CDSC	—	—	3.18

Class 529-C shares3 — first sold 11/1/10
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	—	—	2.18
Not reflecting CDSC	—	—	3.18

Class 529-E shares2,3 — first sold 11/1/10	—	—	3.57

Class 529-F-1 shares2,3 — first sold 11/1/10
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	3.97

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser has reimbursed certain expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Fund results shown reflect the reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on page 21 for details.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Lee A. Ault III, 75	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 66	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 64	2010	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 76	2010	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)

Non-Executive)

Leonard R. Fuller, 65	2010	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 66	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 65	2010	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 53	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 56	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 68	2010	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 53	2010	President and CEO, Margaret Spellings & Company;
		President, U.S. Forum for Policy Innovation and
		Senior Advisor to the President and CEO, U.S.
		Chamber of Commerce; former United States
		Secretary of Education, United States Department of
		Education — Federal Government Agency

Steadman Upham, Ph.D., 62	2010	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Lee A. Ault III, 75	42	Anworth Mortgage Asset Corporation

William H. Baribault, 66	42	None

James G. Ellis, 64	46	Quiksilver, Inc.

Martin Fenton, 76	42	Capital Private Client Services Funds
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 65	46	None

W. Scott Hedrick, 66	42	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 65	48	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 53	45	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell,	42	None
Ph.D., 56

Frank M. Sanchez, 68	42	None

Margaret Spellings, 53	42	None

Steadman Upham, Ph.D., 62	45	None

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 62	2010	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

John H. Smet, 55	2010	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Paul G. Haaga, Jr., 62	14	None
Vice Chairman of the Board

John H. Smet, 55	13	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 28 for footnotes.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Fergus N. MacDonald, 41	2010	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;6 Director, Capital Research
		Company;6 Director, Capital International Research,
		Inc.6

Wesley K. Phoa, 45	2010	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;6 Senior Vice President,
		Capital International Research, Inc.;6 Vice President,
		Capital Strategy Research, Inc.6

Kristine M. Nishiyama, 41	2010	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel — Capital Bank and Trust Company6

Courtney R. Taylor, 36	2010	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

M. Susan Gupton, 38	2010	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 47	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 43	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2011, portfolio of American Funds Mortgage Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Mortgage Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Mortgage Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market fund
American Funds Money Market Fund®

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-942-1011P

Litho in USA CGD/L/10168-S30146

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	None
2011	$24,000

b) Audit-Related Fees:
2010	None
2011	None

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	None
2011	$3,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$1,196,000
2011	$984,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$10,000
2011	$17,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,616,000 for fiscal year 2010 and $1,597,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Mortgage FundSM
Investment portfolio

August 31, 2011

Bonds & notes — 91.29%	Principal amount (000)	Value (000)

MORTGAGE-BACKED OBLIGATIONS — 88.04%
Federal agency mortgage-backed obligations1 — 86.31%
Fannie Mae 3.309% 2017	$347	$366
Fannie Mae 4.50% 2024	1,931	2,062
Fannie Mae 5.00% 2024	1,849	1,994
Fannie Mae 3.00% 2025	1,484	1,527
Fannie Mae 3.50% 2025	3,779	3,947
Fannie Mae 3.50% 2025	3,601	3,761
Fannie Mae 3.50% 2025	1,901	1,985
Fannie Mae 3.50% 2025	864	902
Fannie Mae 4.00% 2025	5,685	6,005
Fannie Mae 3.00% 2026	1,783	1,835
Fannie Mae 3.50% 2026	5,529	5,776
Fannie Mae 3.50% 2026	3,397	3,548
Fannie Mae 3.50% 2026	3,333	3,482
Fannie Mae 4.00% 2026	6,700	7,076
Fannie Mae 4.00% 2026	2,039	2,154
Fannie Mae 4.50% 2026	8,004	8,553
Fannie Mae 6.00% 2038	12,805	14,200
Fannie Mae 6.00% 2038	7,849	8,699
Fannie Mae 6.00% 2038	5,225	5,787
Fannie Mae 6.00% 2038	3,913	4,337
Fannie Mae 5.50% 2039	1,609	1,764
Fannie Mae 6.00% 2039	1,500	1,663
Fannie Mae 3.182% 20402	2,137	2,231
Fannie Mae 4.00% 2040	1,546	1,610
Fannie Mae 4.50% 2040	3,613	3,825
Fannie Mae 4.50% 2040	3,613	3,825
Fannie Mae 4.50% 2040	2,418	2,560
Fannie Mae 4.50% 2040	2,085	2,208
Fannie Mae 4.50% 2040	1,425	1,510
Fannie Mae 4.50% 2040	1,329	1,409
Fannie Mae 4.50% 2040	1,088	1,154
Fannie Mae 4.50% 2040	395	419
Fannie Mae 4.50% 2040	375	398
Fannie Mae 4.50% 2040	119	126
Fannie Mae 4.50% 2040	79	84
Fannie Mae 5.00% 2040	18,335	19,801
Fannie Mae 4.00% 2041	2,591	2,698
Fannie Mae 4.00% 2041	1,200	1,244
Fannie Mae 4.00% 2041	798	829
Fannie Mae 4.50% 2041	10,965	11,608
Fannie Mae 4.50% 2041	9,325	9,872
Fannie Mae 4.50% 2041	8,239	8,723
Fannie Mae 4.50% 2041	7,360	7,803
Fannie Mae 4.50% 2041	3,717	3,935
Fannie Mae 4.50% 2041	3,169	3,355
Fannie Mae 4.50% 2041	3,108	3,290
Fannie Mae 4.50% 2041	3,098	3,287
Fannie Mae 4.50% 2041	2,881	3,050
Fannie Mae 4.50% 2041	2,572	2,727
Fannie Mae 4.50% 2041	2,486	2,632
Fannie Mae 4.50% 2041	2,065	2,189
Fannie Mae 4.50% 2041	1,687	1,786
Fannie Mae 4.50% 2041	1,517	1,608
Fannie Mae 4.50% 2041	1,110	1,177
Fannie Mae 4.50% 2041	287	304
Fannie Mae 4.50% 2041	198	210
Fannie Mae 5.50% 2041	23,400	25,572
Fannie Mae 6.00% 2041	11,000	12,176
Freddie Mac 4.00% 2025	1,575	1,660
Freddie Mac 5.50% 2037	1,426	1,562
Freddie Mac 5.50% 2037	859	938
Freddie Mac 5.50% 2038	11,745	12,834
Freddie Mac 6.00% 2038	2,305	2,558
Freddie Mac 5.50% 2039	4,005	4,385
Freddie Mac 5.50% 2039	2,066	2,261
Freddie Mac 6.00% 2039	1,225	1,357
Freddie Mac 3.068% 20402	486	507
Freddie Mac 2.844% 20412	767	797
Freddie Mac 3.255% 20412	4,755	4,971
Freddie Mac 3.40% 20412	460	482
Freddie Mac 3.50% 2041	3,469	3,489
Freddie Mac 4.00% 2041	1,875	1,945
Freddie Mac 4.50% 2041	1,969	2,086
Freddie Mac 5.00% 2041	1,544	1,674
Freddie Mac, Series K702, Class A1, 2.084% 2017	235	239
Freddie Mac, Series K701, Class A2, 3.882% 20172	300	324
Freddie Mac, Series K702, Class A2, 3.154% 2018	236	245
Freddie Mac, Series K014, Class A1, 2.788% 2020	450	464
Freddie Mac, Series K013, Class A1, 2.902% 2020	396	413
Freddie Mac, Series K010, Class A1, 3.32% 20202	306	322
Freddie Mac, Series K011, Class A2, 4.084% 2020	400	415
Government National Mortgage Assn. 5.00% 2038	4,399	4,866
Government National Mortgage Assn. 4.50% 2039	2,329	2,530
Government National Mortgage Assn. 4.50% 2039	1,988	2,159
Government National Mortgage Assn. 3.50% 2040	4,018	4,115
Government National Mortgage Assn. 3.50% 2040	1,874	1,920
Government National Mortgage Assn. 3.50% 2040	1,581	1,619
Government National Mortgage Assn. 3.50% 2040	1,431	1,465
Government National Mortgage Assn. 3.50% 2040	1,406	1,440
Government National Mortgage Assn. 3.50% 2041	4,902	5,020
Government National Mortgage Assn. 3.50% 2041	4,705	4,819
Government National Mortgage Assn. 3.50% 2041	2,532	2,593
Government National Mortgage Assn. 3.50% 2041	1,170	1,199
National Credit Union Administration, Series 2010-R2, Class 1A, 0.571% 20172	119	119
National Credit Union Administration, Series 2011-R2, Class 1A, 0.601% 20202	327	327
National Credit Union Administration, Series 2011-R3, Class 1A, 0.606% 20202	276	276
National Credit Union Administration, Series 2011-R1, Class 1A, 0.651% 20202	195	195
		323,248

Other mortgage-backed securities1 — 1.73%
Bank of Nova Scotia 1.45% 20133	500	507
Bank of Nova Scotia 2.15% 20163	350	359
HBOS Treasury Services PLC 5.00% 20113	350	353
HBOS Treasury Services PLC 5.25% 20173	425	466
Northern Rock PLC 5.625% 20173	725	780
Bank of Montreal 2.625% 20163	650	685
Swedbank Hypotek AB 2.125% 20163	325	326
Swedbank Hypotek AB 2.95% 20163	300	314
Credit Suisse Group AG 2.60% 20163	500	514
Canadian Imperial Bank 2.75% 20163	400	424
Sparebank 1 Boligkreditt AS 2.625% 20163	400	414
HSBC Bank PLC 1.625% 20143	400	405
Nationwide Building Society, Series 2007-2, 5.50% 20123	250	260
National Bank of Canada 1.65% 20143	250	255
DnB NOR ASA 2.90% 20163	200	209
Barclays Bank PLC 2.50% 20153	200	203
		6,474

Total mortgage-backed obligations		329,722

U.S. TREASURY BONDS & NOTES — 1.54%
U.S. Treasury 4.25% 2040	300	335
U.S. Treasury 4.75% 2041	4,500	5,455
		5,790

FEDERAL AGENCY BONDS & NOTES — 1.54%
Fannie Mae 1.00% 2013	3,050	3,089
Freddie Mac 1.75% 2015	2,575	2,665
		5,754

MUNICIPALS — 0.17%
State of Missouri, Housing Development Commission, Single-family Mortgage Revenue Bonds
(Homeownership Loan Program), Series 2004-A-1, Alternative Minimum Tax, 5.15% 2034	335	342
State of New Mexico, Mortgage Finance Authority, Single-family Mortgage Program Bonds,
Series 2002-C, Alternative Minimum Tax, 5.82% 2033	300	308
		650

Total bonds & notes (cost: $333,016,000)		341,916

Short-term securities — 15.14%

CAFCO, LLC 0.15%–0.18% due 9/19–10/14/2011	4,950	4,950
Ciesco LLC 0.18% due 9/14/2011	4,300	4,300
Jupiter Securitization Co., LLC 0.14% due 9/9/20113	9,000	9,000
General Electric Co. 0.04% due 9/1/2011	7,200	7,200
Hewlett-Packard Co. 0.17% due 11/28/20113	7,000	6,995
Coca-Cola Co. 0.11%–0.22% due 9/2–11/7/20113	6,700	6,699
Straight-A Funding LLC 0.16% due 10/5/20113	5,400	5,398
Wal-Mart Stores, Inc. 0.08% due 9/19/20113	2,800	2,800
John Deere Credit Ltd. 0.12% due 9/28/20113	2,700	2,700
Freddie Mac 0.20% due 12/14/2011	2,600	2,599
Chevron Corp. 0.03% due 9/9/2011	2,400	2,400
United Technologies Corp. 0.06% due 9/29/20113	844	844
Paccar Financial Corp. 0.16% due 9/7/2011	800	800

Total short-term securities (cost: $56,686,000)		56,685

Total investment securities (cost: $389,702,000)		398,601
Other assets less liabilities		(24,073)

Net assets		$374,528

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $40,910,000, which represented 10.92% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-942-1011O-S30493

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Mortgage Fund

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Funds Mortgage Fund (the “Fund”) as of August 31, 2011, and for the period November 1, 2010 (commencement of operations) through August 31, 2011 and have issued our unqualified report thereon dated October 17, 2011 (which report and financial statements are included in item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of August 31, 2011 appearing in item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
October 17, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS MORTGAGE FUND

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 28, 2011

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: October 28, 2011